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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 22, 2003


                    COMMERCIAL NATIONAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



           Michigan                       0-17000                38-2799780
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)


     101 North Pine River Street, Ithaca, Michigan                 48847
        (address of principal executive offices)                 (ZIP Code)


       Registrant's telephone number, including area code: (989) 875-4144


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                    Information to be Included in the Report

ITEM 5. OTHER EVENTS

On August 20, 2003, Commercial National Financial Corporation issued a press release announcing the approval of a dividend to be paid October 1, 2003 to shareholders of record on September 12, 2003. A copy of the press release is attached as Exhibit 99.1 The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

99.1     Press release dated August 22, 2003



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    August 26, 2003              COMMERCIAL NATIONAL FINANCIAL CORPORATION
                                                   (Registrant)

                                                   By: /s/ Patrick G. Duffy
                                                   -----------------------------
                                                   Patrick G. Duffy
                                                   Executive Vice President
                                                     and Chief Financial Officer





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                                  EXHIBIT INDEX



99.1     Dividend announcement dated August 22, 2003